--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                               Equity Income Fund
--------------------------------------------------------------------------------
                                December 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================

EQUITY INCOME FUND
------------------

* The S&P 500 soared to its fifth straight year of returns above 20%, but more stocks declined than advanced in a frustrating year for value stocks and your fund.

* Fund performance faded in the second half after outperforming the S&P 500 and the Lipper average in the first half; results surpassed Lipper for the year.

*    Rising  interest  rates  and  a  focus  on  technology  hurt   conservative
     investments such as low P/E and high-dividend stocks.

* Despite the sluggish performance, the portfolio contained its share of winners, and we added to several positions.

* While the broad market looks frothy, we are optimistic about value stocks, many of which are at their lowest valuation levels in 25 years.

================================================================================
UPDATES AVAILABLE
-----------------

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------

     The last year of the millennium will be remembered as the year the S&P 500 continued its unprecedented five-year streak of returns in excess of 20%, but also as the year in which more S&P 500 stocks declined than advanced. It was unquestionably a disappointing year for value stocks and your fund with its conservative orientation. Without trying to dodge any bullets, some factors that affected us were beyond our control, but with the benefit of hindsight, there are some stocks we could have avoided in favor of others.

********************************************************************************

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 12/31/99        6 Months      12 Months
    ----------------------        --------      ---------
    Equity Income Fund             -7.75%         3.82%

    S&P 500                         7.71         21.04

    Lipper Equity
    Income Funds Average           -5.09          3.34

********************************************************************************

     As we reported in our last letter, the fund enjoyed a very strong first six months of the year, outperforming both the S&P 500 and the Lipper universe of comparably managed funds. However, during the second half of 1999, we struggled relative to the broad market and generated a total return of 3.82% for the year ended December 31, 1999, slightly ahead of our new Lipper peer group average, which we are introducing in this report. The name remains the same, but the peer group category is composed of a slightly different universe of funds. Previously, Lipper assigned a fund to a category based on its objective as outlined in the prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalizatio n, price/earnings and other valuation ratios, earnings growth rates, etc.

     As you check the fund's results in the Performance Comparison table, we would like to call your attention to the big gap between equity income funds and the S&P 500. We will comment in detail about this issue in the Portfolio Strategy section.


DIVIDEND DISTRIBUTIONS
----------------------

     On December 14, your Board of Trustees declared a fourth quarter income dividend of $0.14, bringing the total for 1999 to $0.53. On the same day, a $1.74 capital gain distribution was declared of which $0.20 was short term and $1.54 long term. The dividend and capital gain distributions were paid on December 16, 1999, to shareholders of record on December 14. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 1999 tax purposes.

PORTFOLIO STRATEGY
------------------

     In terms of overall market environment, 1999 was characterized by a pronounced investor preference for growth stocks and an advance led by a relatively small number of companies. The business press and general media have consistently focused on the market's daily gyrations along with the most dramatic and volatile issues traded, usually the latest "dot-com" wonders. Time's "Person of the Year" award went to the CEO of a well-known but highly unprofitable Internet company.

*****************************************************************

          [Security   Diversification   pie  chart
          showing     Business     Services    and
          Transportation  3%,  Capital  Equipment,
          Process Industries,  and Basic Materials
          14%, Technology 4%, Consumer Services and Cyclicals 12%, Financial 16%, Energy and Utilities 28%, Consumer Nondurables
          18%, and Reserves 5%.
          Based on net assets as of 12/31/99.]

******************************************************************

     It is hard to imagine that in the context of such robust stock market performance, more than half of the stocks in the S&P 500 declined in value while the rest advanced, in some cases significantly. Most of the excitement centered on the Nasdaq Composite dominated by technology stocks, which enjoyed the lion's share of gains last year. The major factor behind our lagging relative performance was our underweighting in technology, a sector that nearly doubled in value in 1999. We would not normally expect to hold large positions in this sector, since the lofty valuations of most technology shares exclude them as candidates for purchase. In terms of market breadth, some of the most highly valued companies provided a disproportionate amount of the S&P 500's return, with only seven companies accounting for half of it.

     Value investing was rendered even more challenging by a deteriorating interest rate environment. As fixed income investors can testify, bond returns were mostly negative as interest rates rose throughout the year. Similarly, it was difficult to profit from investments in stocks with above-average dividend yields since they, too, suffered as rates climbed. It is revealing to examine what took place in the universe of stocks with low price/earnings ratios and high dividends. The data show that, perversely, the lower the price/earnings ratio and the higher the yield, the more difficult the going in 1999 -- the opposite of what one would expect. In fact, the lowest P/E and highest-yielding stocks in the S&P 500 actually fell. Our performance suffered, since these are precisely the kinds of stocks we hold in our portfolio. These factors were especially detrimental during the second half of the year. However, every cloud has a silver lining. Because of their weak performance in 1999, value stocks are currently extremely attractive as they are selling at the greatest price/earnings discount to the general market in 25 years.

********************************************************************************

    FINANCIAL PROFILE
    -----------------
                                   Equity
    As of 12/31/99              Income Fund     S&P 500
    --------------              -----------     -------
    Current Yield                   2.7%          1.1%

    Price/Book Ratio                3.5           8.1

    Price/Earnings Ratio
    (2000 estimated EPS)           17.5          28.1

    Historical Beta
    (based on monthly
    returns for 5 years)           0.66          1.00

********************************************************************************

     Despite the setback for value stocks, a number of investments were successful for us. The fund benefited from several companies involved in mergers and acquisitions, and further activity in 2000 should help performance. Our winners included BCE, CITIGROUP, REYNOLDS METALS, DOW JONES, and US WEST. However, other solid companies were disappointing, including our holdings in BANK ONE, NATIONAL CITY, HEINZ, and WASTE MANAGEMENT, which struggled through the year and largely offset our more profitable investments. We took advantage of market volatility by adding new positions and beefing up existing holdings. Among our purchases were DISNEY, AMERICAN HOME PRODUCTS, LOCKHEED MARTIN,
UNILEVER, and XEROX. In our view, these companies possess far more value and appreciation potential than the market is currently giving them credit for.

     Our preference for high-yielding, lower P/E companies is evident in the Financial Profile table, and it has been a consistent cornerstone of our investment approach since the fund commenced operations in 1985. Given the wide variations in performance among companies and sectors over the last two years, we believe investors will eventually recognize the exciting opportunities that exist in our segment of the market. We are not alone in our frustration with recent market trends; th e managers of many companies we hold in the portfolio have told us about their own disappointment with their firms' stock performance. Many of them are actively working to enhance shareholder value through share repurchase programs, cost-cutting measures, and strategically rethinking their business models. This type of activity bodes well for value stocks in coming years.

SUMMARY AND OUTLOOK
-------------------

     Based on most historical measures, the equity market appears somewhat expensive, as it has for some time now. The market's overall price/earnings ratio is approaching 30 and the average dividend yield is barely above one percent. A review of aggregate market value relative to GDP and other valuation measures suggests at least some degree of overvaluation. Many individual investors have focused almost exclusively on maximum short-term returns with little regard for traditional long-term financial goals or sensitivity to risk.

     We expect the Fed to maintain its monetary stance in favor of tightening with a view toward restraining inflation in a rapidly growing economy. While the economic news and low rate of inflation continue to be positive, it's difficult to envision an even more positive environment for stocks than we have so far experienced. These factors prompt us to remain cautious in our expectations for 2000. However, since so many sectors were left behind in the great bull market of the past couple of years, many interesting opportunities have become available in the midst of the general euphoria.

     In particular, we believe value stocks offer good potential for appreciation especially when compared with some of the more extended sectors of the market. The best strategy when our investment style has been out of sync with the overall market has been to stick to basics and concentrate on companies with below-average price/earning ratios and above-average dividend yields. We will continue to manage the fund in our traditionally conservative style.

     As always, we appreciate your confidence in T. Rowe Price and your continued support.

Respectfully submitted,

/s/

Brian C. Rogers
President and Chairman of the Investment Advisory Committee

January 21, 2000

================================================================================

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                               Percent of
                                               Net Assets
                                                 12/31/99
------------------------------------------------------------
  Exxon Mobil                                         3.4%
------------------------------------------------------------
  SBC Communications                                  1.9
------------------------------------------------------------
  International Paper                                 1.8
------------------------------------------------------------
  Mellon Financial                                    1.8
------------------------------------------------------------
  Atlantic Richfield                                  1.7
------------------------------------------------------------
  BP Amoco                                            1.7
------------------------------------------------------------
  GTE                                                 1.6
------------------------------------------------------------

  American Home Products                              1.5
------------------------------------------------------------
  ALLTEL                                              1.5
------------------------------------------------------------
  Citigroup                                           1.5
------------------------------------------------------------
  Kimberly-Clark                                      1.4
------------------------------------------------------------
  General Mills                                       1.4
------------------------------------------------------------
  Chevron                                             1.3
------------------------------------------------------------
  BCE                                                 1.3
------------------------------------------------------------
  DuPont                                              1.2
------------------------------------------------------------
  Fleet Boston Financial                              1.2
------------------------------------------------------------
  Bell Atlantic                                       1.2
------------------------------------------------------------
  3M                                                  1.2
------------------------------------------------------------
  Disney                                              1.2
------------------------------------------------------------
  Pharmacia & Upjohn                                  1.2
------------------------------------------------------------
  Royal Dutch Petroleum                               1.2
------------------------------------------------------------
  US West                                             1.2
------------------------------------------------------------
  Texaco                                              1.1
------------------------------------------------------------
  Fannie Mae                                          1.1
------------------------------------------------------------
  American General                                    1.1
------------------------------------------------------------
  Total                                              36.7%

  Note: Table excludes reserves.

================================================================================

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------

Listed in descending order of size

6 Months Ended 12/31/99

TEN LARGEST PURCHASES
---------------------

Waste Management
-----------------------------------
Xerox *
-----------------------------------
Disney
-----------------------------------
UNUMProvident *
-----------------------------------
Unilever NV
-----------------------------------
Lockheed Martin
-----------------------------------
American Home Products
-----------------------------------
Fort James
-----------------------------------
USWest
-----------------------------------
Rite Aid *
-----------------------------------

TEN LARGEST SALES
-----------------

Browning-Ferris **
-----------------------------------
Honeywell International
-----------------------------------
GE **
-----------------------------------
Nalco Chemical **
-----------------------------------
Transamerica **
-----------------------------------
ALLTEL
-----------------------------------
Telebras **
-----------------------------------
Dow Chemical
-----------------------------------
Hewlett-Packard
-----------------------------------
Chase Manhattan
-----------------------------------

      *  Position added
     **  Position eliminated

================================================================================
T. ROWE PRICE EQUITY INCOME FUND
--------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[SEC chart showing, As of 12/31/99
Equity Income Fund $37,525; S&P500
$53,278 and Lipper Equity Income
Funds Average $32,181]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

    Periods Ended 12/31/99          1 Year     3 Years    5 Years   10 Years
    ----------------------          ------     -------    -------   --------

    Equity Income Fund               3.82%      13.47%     18.59%     14.14%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. ROWE PRICE EQUITY INCOME FUND  For a share outstanding throughout each period
--------------------------------
FINANCIAL HIGHLIGHTS
--------------------
                               Year
                              Ended
                           12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
                           --------   --------   --------   --------   --------
NET ASSET VALUE
Beginning of period         $ 26.32    $ 26.07     $ 22.5    $ 20.01    $ 15.98
--------------------------------------------------------------------------------
Investment activities
 Net investment income(loss)   0.54       0.61       0.66       0.64       0.66
 Net realized and
 unrealized gain (loss)        0.45       1.74       5.67       3.38       4.56
--------------------------------------------------------------------------------
 Total from
 investment activities         0.99       2.35       6.33       4.02       5.22
--------------------------------------------------------------------------------
Distributions
 Net investment income        (0.53)     (0.61)     (0.66)     (0.65)     (0.65)
 Net realized gain            (1.97)     (1.49)     (2.14)     (0.84)     (0.54)
--------------------------------------------------------------------------------
 Total distributions          (2.50)     (2.10)     (2.80)     (1.49)     (1.19)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period               $ 24.81    $ 26.32    $ 26.07    $ 22.54    $ 20.01
Ratios/Supplemental Data
Total return**                3.82%      9.23%     28.82%     20.40%     33.35%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets            0.77%      0.77%      0.79%      0.81%      0.85%
--------------------------------------------------------------------------------

Ratio of net investment
income (loss) to average
net assets                    1.95%      2.26%      2.67%      3.08%      3.69%
--------------------------------------------------------------------------------
Portfolio turnover rate       21.8%      22.6%      23.9%      25.0%      21.4%
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)               $12,321    $13,495    $12,771    $ 7,818     $5,215
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE EQUITY INCOME FUND                               December 31, 1999
--------------------------------
PORTFOLIO OF INVESTMENTS
------------------------
                                                         Shares          Value
                                                              In thousands
COMMON STOCKS  95.2%
--------------------------------------------------------------------------------
FINANCIAL  15.4%
----------------
BANK AND TRUST  7.9%

Bank of America                                         1,400,000  $     70,263
--------------------------------------------------------------------------------
Bank One                                                2,750,000        88,172
--------------------------------------------------------------------------------
Chase Manhattan                                           500,000        38,844
--------------------------------------------------------------------------------
Firstar                                                 2,000,000        42,100
--------------------------------------------------------------------------------
Fleetboston Financial                                   4,276,600       148,879
--------------------------------------------------------------------------------
J. P. Morgan                                            1,000,000       126,625
--------------------------------------------------------------------------------
KeyCorp                                                 1,200,000        26,550
--------------------------------------------------------------------------------
Mellon Financial                                        6,401,600       218,054
--------------------------------------------------------------------------------
Mercantile Bankshares                                   2,175,900        69,561
--------------------------------------------------------------------------------
National City                                           2,000,000        47,375
--------------------------------------------------------------------------------
Wells Fargo                                             2,250,000        90,984
--------------------------------------------------------------------------------
                                                                        967,407
--------------------------------------------------------------------------------

INSURANCE  4.9%

American General                                        1,828,600       138,745
--------------------------------------------------------------------------------
Chubb                                                   1,500,000        84,469
--------------------------------------------------------------------------------
Lincoln National                                        1,600,000        64,000
--------------------------------------------------------------------------------
SAFECO                                                  2,500,000        62,109
--------------------------------------------------------------------------------
St. Paul Companies                                      3,869,450       130,352
--------------------------------------------------------------------------------
Unumprovident                                           2,750,000        88,172
--------------------------------------------------------------------------------
XL Capital (Class A)                                      814,000        42,226
--------------------------------------------------------------------------------
                                                                        610,073
--------------------------------------------------------------------------------

FINANCIAL SERVICES  2.6%

Citigroup                                               3,225,000       179,189
--------------------------------------------------------------------------------
Fannie Mae                                              2,250,000       140,484
--------------------------------------------------------------------------------
                                                                        319,673
--------------------------------------------------------------------------------
Total Financial                                                       1,897,153
--------------------------------------------------------------------------------

UTILITIES  14.2%
--------------------------------------------------------------------------------

TELEPHONE  9.5%

ALLTEL                                                  2,200,000       181,912
--------------------------------------------------------------------------------
AT&T                                                    1,125,000        57,094
--------------------------------------------------------------------------------
BCE ADR                                                 1,816,600       163,835
--------------------------------------------------------------------------------
Bell Atlantic                                           2,400,000  $    147,750
--------------------------------------------------------------------------------
BellSouth                                               1,000,000        46,812
--------------------------------------------------------------------------------
GTE                                                     2,800,000       197,575
--------------------------------------------------------------------------------
SBC Communications                                      4,782,617       233,152
--------------------------------------------------------------------------------
U S West                                                2,000,000       144,000
--------------------------------------------------------------------------------
                                                                      1,172,130
--------------------------------------------------------------------------------

ELECTRIC UTILITIES  4.7%

DQE                                                     1,750,000        60,594
--------------------------------------------------------------------------------
Duke Energy                                             1,850,000        92,732
--------------------------------------------------------------------------------
Entergy                                                 1,500,000        38,625
--------------------------------------------------------------------------------
FirstEnergy                                             2,959,965        67,154
--------------------------------------------------------------------------------
Niagara Mohawk *                                        1,949,500        27,171
--------------------------------------------------------------------------------
Reliant Energy                                          2,150,000        49,181
--------------------------------------------------------------------------------
Scottish Power ADR                                      1,798,000        50,344
--------------------------------------------------------------------------------
Southern                                                3,500,000        82,250
--------------------------------------------------------------------------------
Teco Energy                                             1,600,000        29,700
--------------------------------------------------------------------------------
Unicom                                                  2,300,000        77,050
--------------------------------------------------------------------------------
                                                                        574,801
--------------------------------------------------------------------------------
Total Utilities                                                       1,746,931
--------------------------------------------------------------------------------


CONSUMER NONDURABLES  17.8%
--------------------------------------------------------------------------------

COSMETICS  1.0%

International Flavors & Fragrances                      3,300,000       124,575
--------------------------------------------------------------------------------
                                                                        124,575
--------------------------------------------------------------------------------

BEVERAGES  1.7%

Anheuser-Busch                                          1,700,000       120,488
--------------------------------------------------------------------------------
Brown-Forman (Class B)                                  1,500,000        85,875
--------------------------------------------------------------------------------
                                                                        206,363
--------------------------------------------------------------------------------

FOOD PROCESSING  6.3%

Campbell                                                2,000,000        77,375
--------------------------------------------------------------------------------
General Mills                                           4,750,000       169,812
--------------------------------------------------------------------------------
Heinz                                                   2,800,000       111,475
--------------------------------------------------------------------------------
Hershey Foods                                           2,250,000       106,875
--------------------------------------------------------------------------------
Kellogg                                                 1,900,000        58,544
--------------------------------------------------------------------------------
McCormick                                               2,920,400        86,882
--------------------------------------------------------------------------------
Quaker Oats                                             1,400,000        91,875
--------------------------------------------------------------------------------
Unilever (EUR)                                          1,400,000        77,340
--------------------------------------------------------------------------------
                                                                        780,178
--------------------------------------------------------------------------------

HOSPITAL SUPPLIES AND HOSPITAL MANAGEMENT  1.3%

Abbott Laboratories                                     2,250,000  $     81,703
--------------------------------------------------------------------------------
Becton, Dickinson                                       1,000,000        26,750
--------------------------------------------------------------------------------
Smith & Nephew (GBP)                                    5,340,700        51,542
--------------------------------------------------------------------------------
                                                                        159,995
--------------------------------------------------------------------------------


PHARMACEUTICALS  3.2%

American Home Products                                  4,832,900       190,597
--------------------------------------------------------------------------------
Merck                                                     800,000        53,650
--------------------------------------------------------------------------------
Pharmacia & Upjohn                                      3,250,000       146,250
--------------------------------------------------------------------------------
                                                                        390,497
--------------------------------------------------------------------------------

MISCELLANEOUS CONSUMER PRODUCTS  4.3%

Armstrong World                                         1,800,000        60,075
--------------------------------------------------------------------------------
Fortune Brands                                          1,800,000        59,513
--------------------------------------------------------------------------------
Hasbro                                                  2,879,200        54,885
--------------------------------------------------------------------------------
Philip Morris                                           3,900,000        90,431
--------------------------------------------------------------------------------
PPG Industries                                          1,300,000        81,331
--------------------------------------------------------------------------------
Stanley Works                                           2,750,000        82,844
--------------------------------------------------------------------------------
UST                                                     4,000,000       100,750
--------------------------------------------------------------------------------
                                                                        529,829
--------------------------------------------------------------------------------
Total Consumer Nondurables                                            2,191,437
--------------------------------------------------------------------------------

CONSUMER SERVICES  6.6%
--------------------------------------------------------------------------------

GENERAL MERCHANDISERS  0.8%

J.C. Penney                                             1,700,000        33,894
--------------------------------------------------------------------------------
May Department Stores                                   1,850,000        59,662
--------------------------------------------------------------------------------
                                                                         93,556
--------------------------------------------------------------------------------

SPECIALTY MERCHANDISERS  1.1%

Rite Aid                                                3,000,000        33,563
--------------------------------------------------------------------------------
Toys "R" Us *                                           5,000,000        71,562
--------------------------------------------------------------------------------
Tupperware                                              1,800,000        30,488
--------------------------------------------------------------------------------
                                                                        135,613
--------------------------------------------------------------------------------

ENTERTAINMENT AND LEISURE  2.0%

Disney                                                  5,000,000       146,250
--------------------------------------------------------------------------------
Hilton                                                  4,900,000        47,162
--------------------------------------------------------------------------------
Reader's Digest (Class A)                               1,900,000        55,575
--------------------------------------------------------------------------------
                                                                        248,987
--------------------------------------------------------------------------------

MEDIA AND COMMUNICATIONS  2.7%

Dow Jones                                               1,200,000  $     81,600
--------------------------------------------------------------------------------
Dun & Bradstreet                                        2,500,000        73,750
--------------------------------------------------------------------------------
Knight-Ridder                                           2,100,000       124,950
--------------------------------------------------------------------------------
R.R. Donnelley *                                        2,300,000        57,069
--------------------------------------------------------------------------------
                                                                        337,369
--------------------------------------------------------------------------------
Total Consumer Services                                                 815,525
--------------------------------------------------------------------------------

CONSUMER CYCLICALS  5.5%
--------------------------------------------------------------------------------

AUTOMOBILES AND RELATED  1.8%

Dana                                                    1,200,000        35,925
--------------------------------------------------------------------------------
Genuine Parts                                           3,000,000        74,437
--------------------------------------------------------------------------------
GM                                                        711,100        51,688
--------------------------------------------------------------------------------
TRW                                                     1,250,000        64,922
--------------------------------------------------------------------------------
                                                                        226,972
--------------------------------------------------------------------------------

BUILDING AND REAL ESTATE  2.1%

Rouse                                                   2,500,000        53,125
--------------------------------------------------------------------------------
Simon DeBartolo Group, REIT                             3,489,532        80,041
--------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, REIT               3,855,200        90,597
--------------------------------------------------------------------------------
Vornado Realty Trust, REIT                              1,000,000        32,500
--------------------------------------------------------------------------------
                                                                        256,263
--------------------------------------------------------------------------------

MISCELLANEOUS CONSUMER DURABLES  1.6%

Eastman Kodak                                           2,000,000       132,500
--------------------------------------------------------------------------------
Whirlpool                                               1,000,000        65,063
--------------------------------------------------------------------------------
                                                                        197,563
--------------------------------------------------------------------------------
Total Consumer Cyclicals                                                680,798
--------------------------------------------------------------------------------

TECHNOLOGY 4.0%
--------------------------------------------------------------------------------

ELECTRONIC SYSTEMS  0.9%

Hewlett-Packard                                         1,000,000       113,938
--------------------------------------------------------------------------------
                                                                        113,938
--------------------------------------------------------------------------------

INFORMATION PROCESSING  0.5%

COMPAQ Computer                                         2,000,000        54,125
--------------------------------------------------------------------------------
                                                                         54,125
--------------------------------------------------------------------------------

OFFICE AUTOMATION  0.7%

Xerox                                                   3,750,000        85,078
--------------------------------------------------------------------------------
                                                                         85,078
--------------------------------------------------------------------------------

AEROSPACE AND DEFENSE  1.9%

Boeing                                                  2,000,000  $     83,125
--------------------------------------------------------------------------------
Honeywell International                                   631,250        36,415
--------------------------------------------------------------------------------
Lockheed Martin                                         5,250,000       114,844
--------------------------------------------------------------------------------
                                                                        234,384
--------------------------------------------------------------------------------
Total Technology                                                        487,525
--------------------------------------------------------------------------------

CAPITAL EQUIPMENT  0.9%
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT  0.4%

Hubbell (Class B)                                       2,100,000        57,225
--------------------------------------------------------------------------------
                                                                         57,225
--------------------------------------------------------------------------------

MACHINERY  0.5

Cooper Industries                                       1,500,000        60,656
--------------------------------------------------------------------------------
                                                                        60,656
--------------------------------------------------------------------------------
Total Capital Equipment                                                 117,881
--------------------------------------------------------------------------------

BUSINESS SERVICES AND TRANSPORTATION  3.4%
--------------------------------------------------------------------------------

RAILROADS  2.0%

Burlington Northern Santa Fe                            1,241,700        30,111
--------------------------------------------------------------------------------
Norfolk Southern                                        5,100,000       104,550
--------------------------------------------------------------------------------
Union Pacific                                           2,700,000       117,788
--------------------------------------------------------------------------------
                                                                        252,449
--------------------------------------------------------------------------------

MISCELLANEOUS BUSINESS SERVICES  1.4%

GATX                                                      700,000        23,625
--------------------------------------------------------------------------------
H&R Block                                               1,570,600        68,714
--------------------------------------------------------------------------------
Waste Management                                        4,520,000        77,687
--------------------------------------------------------------------------------
                                                                        170,026
--------------------------------------------------------------------------------
Total Business Services and Transportation                              422,475
--------------------------------------------------------------------------------

ENERGY  14.2%
--------------------------------------------------------------------------------

ENERGY SERVICES  0.9%

Baker Hughes                                            5,500,000       115,844
--------------------------------------------------------------------------------
                                                                        115,844
--------------------------------------------------------------------------------

EXPLORATION AND PRODUCTION  1.0%

Unocal                                                  3,500,000       117,469
--------------------------------------------------------------------------------
                                                                        117,469
--------------------------------------------------------------------------------

INTEGRATED PETROLEUM - DOMESTIC  3.6%

Amerada Hess                                            2,187,800  $    124,157
--------------------------------------------------------------------------------
Atlantic Richfield                                      2,400,000       207,600
--------------------------------------------------------------------------------
Phillips Petroleum                                      1,100,000        51,700
--------------------------------------------------------------------------------
USX-Marathon                                            2,500,000        61,719
--------------------------------------------------------------------------------
                                                                        445,176
--------------------------------------------------------------------------------

INTEGRATED PETROLEUM - INTERNATIONAL  8.7%

BP Amoco ADR                                            3,499,026       207,536
--------------------------------------------------------------------------------
Chevron                                                 1,900,000       164,587
--------------------------------------------------------------------------------
Exxon Mobil                                             5,142,277       414,275
--------------------------------------------------------------------------------
Royal Dutch Petroleum ADR                               2,400,000       145,050
--------------------------------------------------------------------------------
Texaco                                                  2,600,000       141,213
--------------------------------------------------------------------------------
                                                                      1,072,661
--------------------------------------------------------------------------------
Total Energy                                                          1,751,150
--------------------------------------------------------------------------------

PROCESS INDUSTRIES  11.1%
--------------------------------------------------------------------------------

DIVERSIFIED CHEMICALS  3.0%

Dow Chemical                                              900,000       120,263
--------------------------------------------------------------------------------
DuPont                                                  2,300,000       151,512
--------------------------------------------------------------------------------
Hercules                                                3,392,600        94,569
--------------------------------------------------------------------------------
                                                                        366,344
--------------------------------------------------------------------------------

SPECIALTY CHEMICALS  3.4%

3M                                                      1,500,000       146,812
--------------------------------------------------------------------------------
CK Witco                                                2,487,760        33,274
--------------------------------------------------------------------------------
Great Lakes Chemical                                    2,200,000        84,013
--------------------------------------------------------------------------------
Imperial Chemical ADR                                   1,350,000        57,459
--------------------------------------------------------------------------------
Pall                                                    4,300,000        92,719
--------------------------------------------------------------------------------
                                                                        414,277
--------------------------------------------------------------------------------

PAPER AND PAPER PRODUCTS  2.9%

Consolidated Papers                                     2,500,000        79,531
--------------------------------------------------------------------------------
Fort James                                              4,000,000       109,500
--------------------------------------------------------------------------------
Kimberly-Clark                                          2,684,100       175,138
--------------------------------------------------------------------------------
                                                                        364,169
--------------------------------------------------------------------------------

FOREST PRODUCTS  1.8%

International Paper                                     3,920,400       221,257
--------------------------------------------------------------------------------
                                                                        221,257
--------------------------------------------------------------------------------
Total Process Industries                                              1,366,047
--------------------------------------------------------------------------------

BASIC MATERIALS  2.1%
--------------------------------------------------------------------------------

METALS  1.5%

Inco *                                                  1,900,000  $     44,650
--------------------------------------------------------------------------------
Phelps Dodge                                            1,000,000        67,125
--------------------------------------------------------------------------------
Reynolds Metals                                         1,000,000        76,625
--------------------------------------------------------------------------------
                                                                        188,400
--------------------------------------------------------------------------------

MINING  0.6%

Newmont Mining                                          2,750,000        67,375
--------------------------------------------------------------------------------
                                                                         67,375
--------------------------------------------------------------------------------
Total Basic Materials                                                   255,775
--------------------------------------------------------------------------------
Total Common Stocks (Cost  $9,419,467)                               11,732,697

SHORT-TERM INVESTMENTS  5.5%
--------------------------------------------------------------------------------

MONEY MARKET FUNDS  5.5%

Reserve Investment Fund, 6.16%, #+                    674,904,533       674,905
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $674,905)                           674,905
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
100.7% of Net Assets (Cost $10,094,372)                            $ 12,407,602

OTHER ASSETS LESS LIABILITIES                                           (86,389)

NET ASSETS                                                         $ 12,321,213

-----------------------------------------------------------------

    #  Seven-day yield
    +  Affiliated company
    *  Non-income producing
  ADR  American Depository Receipt
 REIT  Real Estate Investment Trust
  GBP  British sterling
  EUR  Euro

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE EQUITY INCOME FUND                              December 31, 1999
--------------------------------

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
In thousands

ASSETS

Investments in securities, at value
  Affiliated companies (cost $674,905)                          $       674,905
  Other companies (cost $9,419,467)                                  11,732,697
                                                                     ----------
  Total investments in securities                                    12,407,602
Other assets                                                             45,045
                                                                     ----------
Total assets                                                         12,452,647

LIABILITIES

Total liabilities                                                       131,434
                                                                     ----------

NET ASSETS                                                      $    12,321,213
                                                                     ----------

NET ASSETS CONSIST OF:
Accumulated net investment income - net of distributions        $         1,761
Accumulated net realized gain/loss - net of distributions               308,372
Net unrealized gain (loss)                                            2,313,238
Paid-in-capital applicable to 496,633,485 shares of no par
value capital stock outstanding; unlimited shares authorized          9,697,842
                                                                     ----------

NET ASSETS                                                      $    12,321,213
                                                                     ----------

NET ASSET VALUE PER SHARE                                       $         24.81
                                                                     ----------

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------
STATEMENT OF OPERATIONS
-----------------------
                                                                   In thousands
                                                                           Year
                                                                          Ended
                                                                       12/31/99
                                                                   -------------
INVESTMENT INCOME (LOSS)

Income
  Dividend                                                      $       328,337
  Interest (including $32,235 from affiliated companies)                 32,572
--------------------------------------------------------------------------------
  Total income                                                          360,909
--------------------------------------------------------------------------------
Expenses
  Investment management                                                  75,676
  Shareholder servicing                                                  25,058
  Prospectus and shareholder reports                                      1,113
  Custody and accounting                                                    453
  Registration                                                               73
  Trustees                                                                   34
  Legal and audit                                                            28
  Miscellaneous                                                              83
--------------------------------------------------------------------------------
  Total expenses                                                        102,518
  Expenses paid indirectly                                                  (38)
--------------------------------------------------------------------------------
  Net expenses                                                          102,480
--------------------------------------------------------------------------------
Net investment income (loss)                                            258,429
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)
  Securities                                                          1,122,226
  Foreign currency transactions                                            (102)
--------------------------------------------------------------------------------
  Net realized gain (loss)                                            1,122,124
--------------------------------------------------------------------------------
Change in net unrealized gain or loss
  Securities                                                           (885,678)
  Other assets and liabilities
  denominated in foreign currencies                                           5
--------------------------------------------------------------------------------
  Change in net unrealized gain or loss                                (885,673)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                 236,451
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $       494,880

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                                         Year
                                                        Ended
                                                     12/31/99          12/31/98
                                                     --------          --------
Increase (Decrease) in Net Assets
Operations
 Net investment income (loss)                      $  258,429   $       305,713
 Net realized gain (loss)                           1,122,124           784,665
 Change in net unrealized gain or loss               (885,673)           68,428
--------------------------------------------------------------------------------
 Increase (decrease) in net assets
        from operations                               494,880         1,158,806
--------------------------------------------------------------------------------
Distributions to shareholders
 Net investment income                               (254,140)         (309,762)
 Net realized gain                                   (931,329)         (730,134)
--------------------------------------------------------------------------------
 Decrease in net assets from distributions         (1,185,469)       (1,039,896)
--------------------------------------------------------------------------------
Capital share transactions *
 Shares sold                                        2,127,388         3,094,274
 Distributions reinvested                           1,142,884         1,005,143
 Shares redeemed                                   (3,753,520)       (3,494,462)
--------------------------------------------------------------------------------
 Increase (decrease) in net assets from capital
 share transactions                                  (483,248)          604,955
--------------------------------------------------------------------------------

Net Assets
Increase (decrease) during period                  (1,173,837)          723,865
Beginning of period                                13,495,050        12,771,185
--------------------------------------------------------------------------------
End of period                                     $12,321,213   $    13,495,050
================================================================================

*Share information
 Shares sold                                           78,259           115,398
 Distributions reinvested                              45,473            38,342
 Shares redeemed                                     (139,811)         (130,881)
--------------------------------------------------------------------------------
 Increase (decrease) in shares outstanding            (16,079)           22,859


The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  December 31, 1999
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Equity Income Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1985.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $2,746,375,000 and $4,213,670,000, respectively, for the year ended December 31, 1999.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $10,094,372,000. Net unrealized gain aggregated $2,313,230,000 at period-end, of which $3,190,281,000 related to appreciated investments and $877,051,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $6,028,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $18,827,000 for the year ended Decemb er 31, 1999, of which $1,744,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund and Spectrum Income Fund held approximately 5.7% of the outstanding shares of the fund at December 31, 1999. For the year then ended, the fund was allocated $1,617,000 of Spectrum expenses, $152,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $32,235,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
T. ROWE PRICE EQUITY INCOME FUND

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
January 20, 2000

================================================================================

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
-----------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The fund's distributions to shareholders included:

         *     $113,684,000  from short-term capital gains,

         * $817,645,000 from long-term capital gains, subject to the 20% rate gains category,

     For corporate shareholders, $291,348,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


================================================================================

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

     KNOWLEDGEABLE  SERVICE  REPRESENTATIVES
     ---------------------------------------

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES
     ----------------

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [RegistrationMark] and the
     T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*
     -------------------

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings -over full-service commission rates. **

     INVESTMENT INFORMATION
     ----------------------

     COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS  Educational  reports  on  investment   strategies  and  financial
     markets.

     INVESTMENT GUIDES Asset Mix Worksheet,  College Planning Kit,  Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
          ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================

T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era

New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global  Stock
International  Discovery
International  Growth  &  Income
International  Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate  Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury  Intermediate
U.S.  Treasury  Long-Term

DOMESTIC TAX-FREE
-----------------
California  Tax-Free Bond
Florida  Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey  Tax-Free Bond
New  York  Tax-Free  Bond
Summit   Municipal   Income
Summit   Municipal Intermediate
Tax-Free High Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

     Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------

        ADVISORY SERVICES,RETIREMENT RESOURCES
        --------------------------------------

            T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

        ADVISORY SERVICES
        -----------------

            T. ROWE PRICE RETIREMENT INCOME MANAGER [SM] helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

            T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

        RETIREMENT RESOURCES AT T. ROWE PRICE
        -------------------------------------
          Traditional, Roth, and Rollover IRAs
          SEP-IRA and SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase
              Pension and Profit Sharing Plans)
          401(k) and 403(b)
          457 Deferred Compensation

        PLANNING AND INFORMATIONAL GUIDES
        ---------------------------------
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

        INSIGHTS REPORTS
        ----------------
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

        SOFTWARE PACKAGES
        -----------------

          T. Rowe Price Retirement Planning
            AnalyzerTM CD-ROM or diskette $19.95.
            To order, please call
            1-800-541-5760. Also available
            on the Internet for $9.95.

          T. Rowe Price Variable Annuity AnalyzerTM
            CD-ROM or diskette, free. To order,
            please call 1-800-469-5304.

        T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

        INVESTMENT KITS
        ---------------
            We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

================================================================================

T. ROWE PRICE INSIGHTS REPORTS
------------------------------

     THE FUNDAMENTALS OF INVESTING
     -----------------------------

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORTS
          ----------------
          GENERAL INFORMATION

          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          INVESTMENT STRATEGIES
          ---------------------

          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          TYPES OF SECURITIES
          -------------------

          The Basics of International  Stock Investing
          The Basics of Tax-Free  Investing
          The Fundamentals of Fixed Income Investing
          Global Bond Investing
          Investing in Common  Stocks
          Investing in Emerging  Growth  Stocks
          Investing in Financial Services  Stocks
          Investing in Health Care  Stocks
          Investing in High-Yield Municipal   Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company  Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds

          BROKERAGE INSIGHTS
          ------------------

          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

          T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears on
your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
DOWNTOWN
101 East Lombard Street
OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.          F71-050  12/31/99